UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2015

ROI Acquisition Corp. II

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-36068 (Commission File Number)	46-3100431 (I.R.S. Employer Identification Number)

601 Lexington Avenue, 51st Floor New York, New York (Address of principal executive offices)	10022 (Zip code)

(212) 825-0400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

Following the special meeting of stockholders described in Item 5.07 below, ROI Acquisition Corp. II (the “Company”) entered into the following amendments to the pre-existing agreements described below (the “Amendments”).

Amendment to Investment Management Trust Agreement

On September 18, 2015, the Company and Continental Stock Transfer & Trust Company (“Continental”) entered into Amendment No. 1 (the “Trust Amendment”) to the Investment Management Trust Agreement, made effective as of September 16, 2013, by and between the Company and Continental, to extend the date on which Continental must liquidate the trust account established in connection with the Company’s initial public offering if the Company has not completed a business combination from September 20, 2015 to October 26, 2015 and to permit the withdrawal of funds from the trust account to pay stockholders who properly exercise their redemption rights in connection with the Extension Amendment (as defined under Item 5.07 below). A copy of the Trust Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment to Letter Agreements

On September 18, 2015, the Company, GEH Capital, Inc. (the “Sponsor”), Thomas J. Baldwin, Joseph A. De Perio, George E. Hall, Francis A. Ruchalski and Daniel A. Strauss (each, an “Insider” and collectively the “Insiders”), entered into an amendment (the “Insider Letter Amendment”) to the letter agreement, dated as of September 16, 2013, between the Company, the Sponsor and the Insiders (the “Insider Letter”) that provides that any references in the Insider Letter to the date by which the Company must complete a business combination and related dates thereto are replaced with references to October 26, 2015. The Insider Letter Amendment is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

On September 18, 2015, the Company and its independent directors entered into amendments (the “Independent Director Letter Amendments”) to the letter agreements , dated as of September 16, 2013, between the Company and the independent directors (the “Independent Director Letters”) that provides that any references in the Independent Director Letters to the date by which the Company must complete a business combination and related dates thereto are replaced with references to October 26, 2015. The Independent Director Letter Amendments are attached as Exhibits 10.3, 10.4, 10.5 and 10.6 hereto and are incorporated herein by reference.

Amendment to Underwriting Agreement

On September 21, 2015, the Company entered into an amendment (the “UWA Amendment”) to the Underwriting Agreement, dated as of September 16, 2013, by and among the Company and Deutsche Bank Securities, Inc., as representative of the underwriters (the “Underwriting Agreement”), that provides that any references in the Underwriting Agreement to the date by which the Company must complete a business combination and related dates thereto are replaced with references to October 26, 2015. A copy of the UWA Amendment is attached hereto as Exhibit 10.7 hereto and incorporated herein by reference.

The foregoing is intended only to be a summary of the Amendments, does not purport to be complete and is qualified in its entirety by the terms of the Amendments, copies of which are attached as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2015, the Company filed with the Secretary of State of the State of Delaware an amendment to its amended and restated certificate of incorporation that provides for the extension of the date by which the Company must consummate its initial business combination from September 20, 2015 to October 26, 2015. A copy of the amendment to the amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 18, 2015, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, the stockholders approved: (i) an amendment (the “Extension Amendment”) to the Company’s amended and restated certificate of incorporation extending the date by which the Company must consummate its initial business combination from September 20, 2015 to October 26, 2015; and (ii) the Trust Amendment. The affirmative vote of holders of 65% the Company’s outstanding common stock was required to approve the Extension Amendment and the Trust Amendment. The number of shares of common stock presented for redemption was 3,215,528.

Set forth below are the final voting results for the proposal:

Extension Amendment

The Extension Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,327,939	861,981	0

Trust Amendment

The Trust Amendment was approved. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,327,939	861,981	0

Item 8.01 Other Events.

On September 21, 2015, the Company issued a press release announcing that it has set October 15, 2015 as the date for the special meeting of stockholders and special meeting of public warrantholders in connection with its previously announced business combination transaction with Ascend Telecom Holdings Limited (the “Business Combination”) and to report the outcome of the special meeting of stockholders described above. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

3.1	Amendment to the Amended and Restated Certificate of Incorporation, effective September 18, 2015.
10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated as of September 18, 2015, by and between the Company and Continental Stock Transfer & Trust Company.
10.2	Amended Letter Agreement, dated as of September 18, 2015, between the Company, GEH Capital, Inc., Thomas J. Baldwin, Joseph A. De Perio, George E. Hall, Francis A. Ruchalski and Daniel A. Strauss.
10.3	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Andrew Reilly.
10.4	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Tracy B. McKibben.
10.5	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Jamal Mashburn.
10.6	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Thomas Barber.
10.7	Amendment to Underwriting Agreement, dated as of September 21, 2015, by and among the Company and Deutsche Bank Securities, Inc., as representative of the underwriters.
99.1	Press Release.

ADDITIONAL INFORMATION ABOUT THE BUSINESS COMBINATION AND WHERE TO FIND IT

In connection with the proposed Business Combination, Ascend Holdings, a newly formed Cayman Islands holding company which, following the Business Combination, will be the indirect parent of Ascend Telecom Infrastructure Private Limited (“Ascend India”), filed a Registration Statement on Form F-4 (file no. 333-205872) with the Securities and Exchange Commission (“SEC”) which includes the related preliminary proxy statement/prospectus (the “proxy statement/prospectus”), that is both the proxy statement to be distributed to holders of ROI’s common stock and public warrants in connection with the solicitation by ROI of proxies for the vote by the stockholders on the Business Combination and the vote by the warrantholders on a proposed amendment to the warrant agreement governing ROI’s outstanding warrants, as well as the prospectus covering the registration of the proposed issuance of ordinary shares to be issued in the Business Combination and pursuant to the warrant amendment proposal. ROI’s stockholders and warrantholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement, and amendments thereto, and the definitive proxy statement/prospectus for the Business Combination and warrant agreement amendment, when available, because these documents will contain important information about Ascend Holdings, Ascend India, ROI, the proposed Business Combination and the proposed warrant agreement amendment. The definitive proxy statement/prospectus for the proposed Business Combination and warrant agreement amendment will be mailed to stockholders and warrantholders of ROI, as applicable, as of September 18, 2015, the record date established for the special meetings of stockholders and warrantholders. Stockholders and warrantholders, as applicable, will also be able to obtain copies of the Registration Statement, which includes the preliminary proxy statement/prospectus, and the definitive proxy statement/prospectus, when available, without charge, at the SEC's Internet site at http://www.sec.gov or by directing a request to: ROI Acquisition Corp. II, 601 Lexington Avenue, 51st Floor, New York, New York 10022, tel. (212) 825-0400, Attention: Joseph A. De Perio.

ABOUT ROI ACQUISITION CORP. II

ROI is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving ROI and one or more businesses. ROI is a Delaware corporation formed in 2013. Its securities are traded on NASDAQ under the ticker symbols ROIQ, ROIQW and ROIQU.

ABOUT ASCEND INDIA

Ascend India, a private limited company incorporated in March 2002 under the Indian Companies Act in the Republic of India, is an independent owner and provider of passive telecommunications infrastructure on a shared, multi-tenancy basis for all 11 wireless operators in India. As of March 31, 2015, Ascend had 4,843 towers and 8,769 tenants. Following the business combination, Ascend will be an indirect wholly-owned subsidiary of Ascend Holdings, a newly formed Cayman Islands holding company.

PARTICIPANTS IN THE SOLICITATION

ROI and its directors and officers may be deemed participants in the solicitation of proxies to ROI’s stockholders with respect to the proposed Business Combination. A list of the names of those directors and officers and a description of their interests in ROI is contained in ROI’s prospectus dated September 16, 2013, which was filed with the SEC on September 18, 2013, and will also be contained in the definitive proxy statement for the proposed Business Combination when available.

FORWARD LOOKING STATEMENTS

This report includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters and includes statements regarding expected future financial and operating performance. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ROI, Ascend Holdings, Ascend India and the combined company after completion of the proposed business combination, and are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination transaction; the outcome of any legal proceedings that may be instituted against ROI, Ascend Holdings, Ascend India or others following announcement of the Business Combination and transactions contemplated therein; the inability to complete the transactions contemplated by the merger agreement related to the Business Combination due to the failure to obtain approval of the stockholders of ROI or other conditions to closing in the merger agreement; the ability to meet Nasdaq’s listing standards following the Business Combination; the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees; costs related to the proposed Business Combination; changes in applicable laws or regulations; the possibility that Ascend India may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated in the Registration Statement, including those under “Risk Factors” therein, and other filings with the SEC by ROI. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ROI, Ascend India and Ascend Holdings undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated September 22, 2015

ROI Acquisition Corp. II

By:	/s/ Joseph A. De Perio
Joseph A. De Perio Vice Chairman of the Board and President

EXHIBIT INDEX

Exhibit Number	Exhibit

3.1	Amendment to the Amended and Restated Certificate of Incorporation, effective September 18, 2015.
10.1	Amendment No. 1 to the Investment Management Trust Agreement, dated as of September 18, 2015, by and between the Company and Continental Stock Transfer & Trust Company.
10.2	Amended Letter Agreement, dated as of September 18, 2015, between the Company, GEH Capital, Inc., Thomas J. Baldwin, Joseph A. De Perio, George E. Hall, Francis A. Ruchalski and Daniel A. Strauss.
10.3	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Andrew Reilly.
10.4	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Tracy B. McKibben.
10.5	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Jamal Mashburn.
10.6	Amended Letter Agreement, dated as of September 18, 2015, between the Company and Thomas Barber.
10.7	Amendment to Underwriting Agreement, dated as of September 21, 2015, by and among the Company and Deutsche Bank Securities, Inc., as representative of the underwriters.
99.1	Press Release.